UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

KARTOON STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification No.)

190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on June 27, 2023, the Company entered into letter agreements (the “Letter Agreements”) on June 26, 2023 with existing institutional and accredited investors to exercise their outstanding common stock purchase warrants (the “Existing Warrants”) to purchase shares of the Company’s common stock (“Common Stock”), par value $0.001 per share (the “Exercise”). The Company amended the exercise price of the Existing Warrants from $23.70 per share to $2.50 per share pursuant to the terms of the Existing Warrants. On June 27, 2023, the Company issued a total of 2,376,550 shares of Common Stock to the exercising holders in connection with the Exercise, resulting in approximately $6.0 million gross proceeds to the Company. The exercising holders received new unregistered common stock purchase warrants (the “New Warrants”) to purchase up to 4,753,100 shares of Common Stock issued pursuant to the Exercise.

The Special Equities Group, a division of Dawson James, acted as warrant solicitation agent and received a cash fee of approximately $0.4 million and a New Warrant to purchase up to 166,359 shares of Common Stock.

The New Warrants were issued in a private placement in reliance on the exemption from registration pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and, along with shares of Common Stock underlying the New Warrants, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

The foregoing descriptions of the Letter Agreements and the New Warrants are not complete and are qualified in their entirety by reference to the full text of the form of the Letter Agreement and the form of the New Warrant, copies of which are filed as Exhibits 10.1 and 4.1, respectively, to the Current Report on the Form 8-K filed with the SEC on June 27, 2023 and are incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of New Warrant dated June 21, 2023, incorporated by reference to Exhibit 4.1 to Form 8-K filed June 27, 2023
10.1	Form of Letter Agreement dated June 21, 2023, incorporated by reference to Exhibit 10.1 to Form 8-K filed June 27, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: July 3, 2023	By:	/s/ Andy Heyward
Name: Andy Heyward
Title: Chief Executive Officer

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